UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 10, 2005
(August 8, 2005)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

333-32170	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

1-6986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

002-89800	TNP Enterprises, Inc.	75-1907501
4100 International Plaza,
P.O. Box 2943
Fort Worth, Texas 76113
(817) 731-0099

2-97230	Texas-New Mexico Power Company	75-0204070
(A Texas Corporation)
4100 International Plaza,
P.O. Box 2943
Fort Worth, Texas 76113
(817) 731-0099
______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[]    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Departure of  Chief  Financial Officer.  On August 8, 2005, John Loyack, Senior Vice President and Chief Financial Officer of PNM Resources, Inc. (the "Company"), resigned from that position to pursue other interests in his home state of Pennsylvania.  Mr. Loyack did not resign as a result of any disagreement with the operations, policies or practices of the Company. He continued as Chief Financial Officer through August 9, 2005, and will continue as a Senior Vice President of the Company until September 1, 2005.

            Appointment of Acting Chief Financial Officer.  The Board of Directors appointed Terry Horn to be the acting Chief Financial Officer effective August 10, 2005, pending a national search for a permanent Chief Financial Officer.  Mr. Horn's title will be Vice President, Corporate Secretary and Acting Chief Financial Officer.

Mr. Horn, 53, was Vice President and Treasurer of Public Service Company of New Mexico ("PNM") and the Company since 1998 and 2001, respectively.  He became Corporate Secretary of the Company in May 2005, and continued as Treasurer until July 27, 2005, when a new Treasurer was named.  Mr. Horn has more than 20 years of experience in directing the financing activities of PNM and the Company.

There is no employment agreement between the Company and Mr. Horn.  The material terms of the arrangements with Mr. Horn are that he will be the acting Chief Financial Officer until a permanent Chief Financial Officer is selected after a national search.  His base salary is being increased to compensate him for the additional duties he will have, but it is not anticipated that he will be a "named executive officer" under the SEC's proxy rules.

On August 8, 2005, the Company issued a press release announcing the above changes.  The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Item 8.01 Other Events.

It is anticipated that Mr. Horn will also become the acting Chief Financial Officer, replacing Mr. Loyack, for the other registrants in the consolidated PNM Resources, Inc. group, Public Service Company of New Mexico, TNP Enterprises, Inc. and Texas-New Mexico Power Company.

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibits

99.1     Press Release dated August 8, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
TEXAS-NEW MEXICO POWER COMPANY
TNP ENTERPRISES, INC.
(Registrants)

Date: August 10, 2005	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

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